UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Annaly Capital Management, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91441-P45593 R R ANNALY CAPITAL MANAGEMENT, INC. 1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036 ATTN: AUDREY K. SUSANIN ANNALY CAPITAL MANAGEMENT, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET You invested in ANNALY CAPITAL MANAGEMENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Get informed before you vote View the 2025 Annual Report to Stockholders and 2026 Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 10, 2026 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/NLY2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V91442-P45593 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. David L. Finkelstein For 1b. Thomas Hamilton For 1c. Kathy Hopinkah Hannan For 1d. Martin Laguerre For 1e. Manon Laroche For 1f. Eric A. Reeves For 1g. Glenn A. Votek For 1h. Scott Wede For 1i. Vicki Williams For 2. Advisory approval of the Company’s executive compensation. For 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 4. Advisory stockholder proposal to adopt the right to act by written consent. Against NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof.